UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

Annual Meeting of Stockholders

Inland Real Estate Income Trust, Inc. (“we” or the “Company”) will hold its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on November 2, 2021 at 10:00 a.m., Central Time. The Annual Meeting will be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523. The Company’s Board of Directors set August 5, 2021 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournments or postponement thereof.

Stockholder Proposals

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the Annual Meeting. must be submitted in writing and received by the Company at its principal executive offices in care of Cathleen M. Hrtanek, Corporate Secretary for Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, no later than a reasonable time before the Company begins to print and send its proxy materials to stockholders. The Company will consider any proposal received on or before August 6, 2021, to have been received a reasonable time before it expects to begin to print and send its proxy materials. The Company will consider any proposal received after August 6, 2021, to have not been timely received, and the Company may exclude any such proposals from the Company’s proxy materials accordingly. Any such stockholder proposals must comply with all applicable rules of the Securities and Exchange Commission (“SEC”) regarding the inclusion of stockholder proposals in proxy materials, and the Company may omit from its proxy materials any stockholder proposal that does not comply with the SEC’s rules at the time such proposal is received by the Company.

The Company’s bylaws also set forth certain procedures which stockholders must follow, including providing timely notice, in order for a stockholder proposal, including the nomination of directors, to be considered at the Annual Meeting. To be timely for the Annual Meeting, notice must be received by Cathleen M. Hrtanek, the Secretary of the Company, at the Company’s principal executive offices set forth above no later than 5:00 p.m., Central Time, on August 6, 2021, which is the tenth day following the day on which public disclosure of the date of the Annual Meeting was made. Any such proposal or nomination must set forth the information specified in, and comply with all other requirements of, the Company’s bylaws in order to be considered at the Annual Meeting.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The statements may be identified by terminology such as “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.”  Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, the effects of the COVID-19 pandemic and measures taken to combat it, competition with our tenants from internet businesses, unforeseen events affecting the commercial real estate industry, retail real estate, or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2020, filed on March 18, 2021, and subsequent Form 10-Qs on file with the SEC.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  You should exercise caution when considering forward-looking statements and not place undue reliance on them.  Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein.  Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K. We intend for forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: July 27, 2021	By:	/s/ Cathleen M. Hrtanek
	Name:	Cathleen M. Hrtanek
	Title	Secretary